UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03084

Exact name of registrant as specified in charter:	Prudential Jennison Small Company Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2011

Date of reporting period:	9/30/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

ANNUAL REPORT • SEPTEMBER 30, 2011

Fund Type

Small/mid-cap stock

Objective

Capital growth

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Small Company Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Small Company Fund, Inc.

Prudential Jennison Small Company Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.16%; Class B, 1.86%; Class C, 1.86%; Class L, 1.36%; Class M, 1.86%; Class Q, 0.72%; Class R, 1.61%; Class X, 1.86%; Class Z, 0.86%. Net operating expenses: Class A, 1.16%; Class B, 1.86%; Class C, 1.86%; Class L, 1.36%; Class M, 1.86%; Class Q, 0.72%; Class R, 1.36%; Class X, 1.86%; Class Z, 0.86%, after contractual reduction through 1/31/2012.

Cumulative Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.19%	6.65%	113.65%	—
Class B	–1.82	2.09	97.03	—
Class C	–1.88	2.77	98.34	—
Class L	–1.32	N/A	N/A	–2.29% (3/2/07)
Class M	–2.04	N/A	N/A	–5.12 (3/2/07)
Class Q	N/A	N/A	N/A	–10.15 (11/29/10)
Class R	–1.32	5.27	N/A	53.57 (5/10/04)
Class X	–1.87	N/A	N/A	–4.23 (3/2/07)
Class Z	–0.77	7.81	118.62	—
Russell 2500 Index	–2.22	0.98	98.17	—
S&P SmallCap 600 Index	0.21	1.34	104.29	—
Lipper Average	–2.88	–2.89	87.21	—

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Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–6.63%	0.16%	7.28%	—
Class B	–6.72	0.26	7.02	—
Class C	–2.86	0.55	7.09	—
Class L	–7.00	N/A	N/A	–1.78% (3/2/07)
Class M	–7.92	N/A	N/A	–1.51 (3/2/07)
Class Q	N/A	N/A	N/A	N/A (11/29/10)
Class R	–1.32	1.03	N/A	5.97 (5/10/04)
Class X	–7.76	N/A	N/A	–1.50 (3/2/07)
Class Z	–0.77	1.52	8.14	—
Russell 2500 Index	–2.22	0.19	7.08	—
S&P SmallCap 600 Index	0.21	0.27	7.41	—
Lipper Average	–2.88	–0.75	6.31	—

Average Annual Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–1.19%	1.30%	7.89%	—
Class B	–1.82	0.42	7.02	—
Class C	–1.88	0.55	7.09	—
Class L	–1.32	N/A	N/A	–0.51% (3/2/07)
Class M	–2.04	N/A	N/A	–1.14 (3/2/07)
Class Q	N/A	N/A	N/A	N/A (11/29/10)
Class R	–1.32	1.03	N/A	5.97 (5/10/04)
Class X	–1.87	N/A	N/A	–0.94 (3/2/07)
Class Z	–0.77	1.52	8.14	—

Prudential Jennison Small Company Fund, Inc.	3

Your Fund’s Performance (continued)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Small Company Fund, Inc. (Class A shares) with a similar investment in the Russell 2500 Index and the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2001) and the account values at the end of the current fiscal year (September 30, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class Q, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through January 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

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Inception returns are provided for any share class with less than 10 calendar years of returns. The Since Inception returns for the Russell 2500 Index, S&P SmallCap 600 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

The average annual total returns take into account applicable sales charges. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. Investors who purchase Class A and Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Under certain limited circumstances, an exchange may be made from Class A and Class C shares to Class Z shares of the Fund and Class Z shares to Class A or Class Q shares of the Fund. Class B shares do not pay a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of up to 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but charge a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth year after purchase, 3% in the fifth year after purchase, 2% in the sixth and seventh year after purchase, 1% in the eighth year after purchase and 0% in the ninth year after purchase. Class M and Class X shares convert to Class A shares on a monthly basis approximately eight and 10 years, respectively, after purchase. Class Q shares and Class Z shares are not subject to a sales charge or a 12b-1 fee. Class R shares are not subject to a sales charge, but have a 12b-1 fee of up to 0.75% annually. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

Russell 2500 Index

The Russell 2500 Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Russell 2500 Index Closest Month-End to Inception cumulative total returns are –9.42% for Class L, M, and X; –8.41% for Class Q; and 36.91% for Class R. Russell 2500 Index Closest Month-End to Inception average annual total returns are –2.14% for Class L, M, and X; 4.33% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

S&P SmallCap 600 Index

The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is an unmanaged, capital-weighted index of 600 smaller-company U.S. common stocks that cover all industry sectors. S&P SmallCap 600 Index Closest Month-End to Inception cumulative total returns are –7.43% for Class L, M, and X; –7.19% for Class Q; and 39.11% for Class R. S&P SmallCap 600 Index Closest Month-End to Inception average annual total returns are –1.67% for Class L, M, and X; 4.55% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Small-Cap Core Funds Average

The Lipper Small-Cap Core Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Small-Cap Core Funds category for the periods noted. Funds in the Lipper Small-Cap Core

Prudential Jennison Small Company Fund, Inc.	5

Your Fund’s Performance (continued)

Funds category invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SmallCap 600 Index. Lipper Average Closest Month-End to Inception cumulative total returns are –6.86% for Class L, M, and X; –8.75% for Class Q; and 27.58% for Class R. Lipper Average Closest Month-End to Inception average annual total returns are –1.66% for Class L, M, and X; 3.22% for Class R. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Russell 2500 Index and the S&P SmallCap 600 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/11
SBA Communications Corp. (Class A Stock), Wireless Telecommunication Services	2.3%
Perrigo Co., Pharmaceuticals	1.7
Air Methods Corp., Healthcare Providers & Services	1.6
White Mountains Insurance Group Ltd., Insurance	1.6
Ruddick Corp., Food & Staples Retailing	1.5

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/11
Healthcare Providers & Services	7.8%
Machinery	6.5
Real Estate Investment Trusts	6.4
Textiles, Apparel & Luxury Goods	5.1
Software	4.7

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Jennison Small Company Fund’s Class A shares declined 1.19% in the 12 months ended September 30, 2011, outperforming the 2.22% decline of the Russell 2500™ (the Index), and outperforming the 2.88% decline of the Lipper Small Cap Funds Average.

•

Results for sectors in the Small Cap Index were mixed. The traditionally defensive utilities and consumer staples sectors experienced double-digit gains, while healthcare and energy also advanced. The remaining sectors lost value during the year, with telecommunications services and financials falling sharply.

•

The Fund’s outperformance was driven by strong stock selection in information technology, healthcare, and industrials. An underweight stance in utilities detracted from results relative to the benchmark, as did stock selection in materials and financials.

How is the Fund managed?

•

The Fund seeks capital appreciation of small, less well-known companies that the investment adviser believes are undervalued relative to the company’s growth prospects or earnings. Jennison builds the portfolio on a company-by-company basis using in-depth fundamental analysis, while being mindful of industry and sector weightings of the benchmark. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

What was the investment environment like for U.S. stocks?

•

The U.S. stock market rallied strongly at the beginning of the reporting period on indications of continued global expansion. It relinquished much of its advance in the last two months, however, as investor worries about government debt and slowing economic growth drove heightened volatility.

•

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

•

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more

Prudential Jennison Small Company Fund, Inc.	7

Strategy and Performance Overview (continued)

volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, and a devastating earthquake and tsunami in Japan.

•	In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates.

•

Stock prices were also pressured late in the period by acrimony and political gamesmanship related to the Congressional debate over the U.S. debt ceiling. A last-minute accord averted an immediate crisis, but the lack of a longer-term solution highlighted the scope of Washington’s fiscal problems. The subsequent downgrade of U.S. long-term sovereign credit fueled additional anxiety.

•

Reductions in GDP growth forecasts and corporate expectations came as prognosticators looked to gauge the impact of falling confidence across the globe. Commodity prices moved broadly lower, with oil and copper, two widely regarded barometers of economic health, finishing the period with steep declines.

Which holdings made the largest positive contributions to the Fund’s return?

Key contributors to the Fund’s return included information technology stock Savvis, energy position Concho Resources, and Air Methods and Perrigo from the healthcare sector.

•

Savvis provides managed hosting and cloud computing services. The stock rose in February after Verizon announced plans to acquire the company’s primary competitor, Terremark, at a substantial premium, and then again in April on the announcement that CenturyLink intends to acquire Savvis. Jennison sold the position in May due to a full valuation and a limited upside.

•

Concho Resources is an independent oil and natural gas company, with core operating areas located in the Permian Basin in West Texas and Southeast New Mexico. The company’s conservative management team has demonstrated a disciplined approach to managing its capital, selling off non-core assets to help raise funds for strategic acquisitions and the development of more promising properties—notably its Bone Springs field in the Delaware Basin. The Permian Basin proved to be a productive place in 2010. In last year’s high oil price environment, Concho benefited from production growth that beat expectations.

•

Air Methods provides air medical emergency transport systems in the United States. The company already had the dominant position in the medical air transport market, which has high barriers to entry due to the limited availability

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of helicopters and stable pricing, due to the emergency nature of the services. It acquired OFAir Holdings, the third largest air medical company in the U.S., for $200 million in cash. Jennison believes there are many opportunities that should enhance Air Methods’ earnings power.

•

Perrigo, a maker of generic over-the-counter store-brand drugs, benefited from steady sales and earnings growth as consumers move toward less expensive store-brand products. Its core business remains strong, driven by new product introductions in its consumer health segment. Jennison believes that the company has the potential for further growth.

Which holdings detracted most from the Fund’s return?

The fund’s largest detractors were energy position Patriot Coal, financials stock Waddell and Reed, Hersha Hospitality, and materials holding Spartech.

•

Shares of coal producer Patriot Coal declined in tandem with many companies whose earnings are tied to commodity prices. In addition, Patriot reported a surprising increase in expenses. Jennison believes that, longer-term, coal prices will benefit from increased industrial activity and strong emerging market demand. For its part, Patriot should be able to expand production via new planned mines, with the majority of them serving the export market.

•

Waddell and Reed declined with many financial stocks amid renewed concerns about the U.S. and European economic outlook. This decline occurred despite increased inflows that were substantially better than industry trends. Equally important, flows continue to broaden away from Asset Strategy to other investment styles. The balance sheet continues to strengthen and the company uses its excess cash to repurchase shares.

•

Hersha owns and operates mid-scale limited service hotels primarily in the Eastern U.S. Hersha’s share price has fallen in sympathy with many real estate investment trusts in lodging, despite the company reporting what Jennison believes are solid quarterly results. Hersha announced an agreement to sell 18 non-core assets to Starwood Capital at what Jennison thinks is a good price. The deal will dilute earnings per share in the short term. However, Jennison likes the fact that these hotels are non-core and don’t fit the company’s strategy of focusing on select-service hotels in major urban markets, primarily in New York, Washington, D.C., and Boston. The sale should allow the company to generate proceeds and/or debt reduction, as well as enhance the attractiveness of its overall portfolio.

•	Spartech Corporation operates as an intermediary producer of custom plastic products and packaging technologies in the United States. The company was

Prudential Jennison Small Company Fund, Inc.	9

Strategy and Performance Overview (continued)

another victim of the weakening economy rather than company fundamentals. Spartech swung to a profit during the reporting period, as it was able to offset a slight volume decline by raising prices to pass through higher raw-materials costs and by selling a higher priced mix of products.

Were there significant changes to the portfolio?

•

During the reporting period, Jennison reduced exposure to information technology and utilities, and increased the weight of financials and industrials holdings. Significant new positions were established in Express, Deckers Outdoor, and Brigham Exploration. Positions in other securities, such as Concho Resources, GSI Commerce, and Big Lots, were eliminated.

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Comments on Largest Holdings

2.3%	SBA Communications Corp. (Class A Stock), Wireless Telecommunication Services

SBA Communications owns and operates wireless communications towers primarily in the U.S., Canada, and Latin America. Jennison expects that the continued build-out of wireless networks will sustain strong tower leasing demand within SBA’s portfolio, contributing to attractive free-cash-flow growth with potentially recurring leasing revenues. Its valuation is attractive, given its potential for accelerating growth, and its agreements to acquire and build more towers.

1.7%	Perrigo Co., Pharmaceuticals

See Fund Activity section for Perrigo.

1.6%	Air Methods Corp., Healthcare Providers & Services

See Fund Activity section for Air Methods.

1.6%	White Mountains Insurance Group Ltd., Insurance

White Mountains is a property and casualty insurance and reinsurance company which operates through three segments: OneBeacon, White Mountains Re, and Esurance. The company announced the sale of its Esurance auto insurance business to Allstate, and Jennison believes White Mountains will use a portion of the excess capital to continue repurchasing shares. Jennison believes that White Mountains is very attractively valued, and substantially discounted to its book value.

1.5%	Ruddick Corp., Food & Staples Retailing

Ruddick operates a regional chain of supermarkets primarily in the southeastern and mid-Atlantic states and the District of Columbia. Jennison believes that new store openings and a sizeable remodeling plan that includes additional square footage should result in earnings consistency and enable further operating margin expansion. Jennison remains confident in Ruddick’s ability to produce consistent solid results.

Prudential Jennison Small Company Fund, Inc.	11

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2011, at the beginning of the period, and held through the six-month period ended September 30, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Small Company Fund, Inc.		Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$783.90	1.18%	$5.28
	Hypothetical	$1,000.00	$1,019.15	1.18%	$5.97

Class B	Actual	$1,000.00	$782.40	1.88%	$8.40
	Hypothetical	$1,000.00	$1,015.64	1.88%	$9.50

Class C	Actual	$1,000.00	$781.70	1.88%	$8.40
	Hypothetical	$1,000.00	$1,015.64	1.88%	$9.50

Class L	Actual	$1,000.00	$783.80	1.38%	$6.17
	Hypothetical	$1,000.00	$1,018.15	1.38%	$6.98

Class M	Actual	$1,000.00	$779.80	1.88%	$8.39
	Hypothetical	$1,000.00	$1,015.64	1.88%	$9.50

Class Q	Actual	$1,000.00	$771.90	0.72%	$3.20
	Hypothetical	$1,000.00	$1,021.46	0.72%	$3.65

Class R	Actual	$1,000.00	$783.70	1.38%	$6.17
	Hypothetical	$1,000.00	$1,018.15	1.38%	$6.98

Class X	Actual	$1,000.00	$781.50	1.88%	$8.40
	Hypothetical	$1,000.00	$1,015.64	1.88%	$9.50

Class Z	Actual	$1,000.00	$786.70	0.88%	$3.94
	Hypothetical	$1,000.00	$1,020.66	0.88%	$4.46

Prudential Jennison Small Company Fund, Inc.	13

Fees and Expenses (continued)

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2011, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of September 30, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.1%
COMMON STOCKS

Aerospace & Defense 0.1%
106,606	Moog, Inc. (Class A Stock)(a)(b)	$3,477,488
2,249	Teledyne Technologies, Inc.(b)	109,886

		3,587,374

Air Freight & Logistics 0.7%
3,182	Hub Group, Inc. (Class A Stock)(b)	89,955
1,292,443	UTi Worldwide, Inc.	16,853,457

		16,943,412

Beverages
1,616	Hansen Natural Corp.(b)	141,061

Biotechnology 0.6%
4,904	BioMarin Pharmaceutical, Inc.(b)	156,291
343,781	Cepheid, Inc.(a)(b)	13,349,016
3,210	United Therapeutics Corp.(b)	120,343

		13,625,650

Building Products 0.4%
408,452	Owens Corning(b)	8,855,239

Capital Markets 2.2%
1,411,996	Eaton Vance Corp.	31,445,151
3,000	Evercore Partners, Inc. (Class A Stock)	68,400
785,885	Waddell & Reed Financial, Inc. (Class A Stock)	19,654,984

		51,168,535

Chemicals 2.1%
577,195	Albemarle Corp.	23,318,678
164,638	Cytec Industries, Inc.	5,785,379
470,141	Intrepid Potash, Inc.(a)(b)	11,692,407
1,986,017	Spartech Corp.(b)	6,355,254

		47,151,718

Commercial Banks 3.5%
1,197,114	Bank of the Ozarks, Inc.(a)	25,055,596
253,809	BOK Financial Corp.	11,901,104
565,567	First Republic Bank(a)(b)	13,098,532
941,081	FirstMerit Corp.	10,690,680

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	15

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d.)
281,278	Prosperity Bancshares, Inc.	$9,192,165
248,382	SVB Financial Group(a)(b)	9,190,134

		79,128,211

Commercial Services & Supplies 3.5%
595,981	Clean Harbors, Inc.(b)	30,573,825
1,019,786	Mobile Mini, Inc.(a)(b)	16,765,282
956,266	Waste Connections, Inc.	32,340,916

		79,680,023

Communications Equipment 2.1%
659,806	ADTRAN, Inc.	17,458,467
855,349	Finisar Corp.(a)(b)	15,002,821
554,765	NETGEAR, Inc.(b)	14,362,866
21,129	Oclaro, Inc.(b)	76,910

		46,901,064

Construction & Engineering 2.6%
984,683	Chicago Bridge & Iron Co. NV	28,191,474
3,479,089	Great Lakes Dredge & Dock Corp.	14,159,892
539,584	URS Corp.(b)	16,004,062

		58,355,428

Consumer Finance 0.8%
608,763	Green Dot Corp. (Class A Stock)(a)(b)	19,066,457

Diversified Consumer Services 0.8%
1,033,817	Bridgepoint Education, Inc.(a)(b)	18,029,768

Diversified Telecommunication Services 1.1%
1,532,850	tw telecom, Inc. (Class A Stock)(a)(b)	25,322,682

Electrical Equipment 0.9%
3,738	AMETEK, Inc.	123,242
792,711	Woodward, Inc.	21,720,281

		21,843,523

Electronic Equipment & Instruments 1.8%
336,549	Anixter International, Inc.	15,965,885
989,623	FLIR Systems, Inc.	24,790,056

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments (cont’d.)
4,713	Plexus Corp.(b)	$106,608

		40,862,549

Energy Equipment & Services 2.0%
151,499	Core Laboratories N.V.(a)	13,609,155
257,757	Dresser-Rand Group, Inc.(a)(b)	10,446,891
250,490	Dril-Quip, Inc.(b)	13,503,916
980,117	Key Energy Services, Inc.(b)	9,301,311

		46,861,273

Food & Staples Retailing 2.6%
896,166	Ruddick Corp.	34,941,512
655,411	United Natural Foods, Inc.(a)(b)	24,276,424

		59,217,936

Food Products 2.5%
1,031,858	Adecoagro SA(b)	8,894,616
5,679	B&G Foods, Inc.	94,725
1,757,242	Darling International, Inc.(a)(b)	22,123,677
2,404,201	SunOpta, Inc.(b)	11,852,711
236,194	TreeHouse Foods, Inc.(b)	14,606,237

		57,571,966

Healthcare Equipment & Supplies 1.4%
1,831	IDEXX Laboratories, Inc.(b)	126,284
990,707	Insulet Corp.(a)(b)	15,118,189
1,429	Neogen Corp.(b)	49,615
529,810	Volcano Corp.(a)(b)	15,698,270

		30,992,358

Healthcare Providers & Services 7.8%
565,670	Air Methods Corp.(a)(b)	36,016,209
302,306	AMERIGROUP Corp.(a)(b)	11,792,957
1,195,069	Bio-Reference Labs, Inc.(a)(b)	22,001,220
474,331	Catalyst Health Solutions, Inc.(b)	27,364,155
500,926	Centene Corp.(b)	14,361,549
4,075	LifePoint Hospitals, Inc.(b)	149,308
423,341	MWI Veterinary Supply, Inc.(a)(b)	29,134,328
817,040	Universal Health Services, Inc. (Class B Stock)	27,779,360

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	17

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Providers & Services (cont’d.)
871,015	Vanguard Health Systems, Inc.(a)(b)	$8,849,512

		177,448,598

Hotels, Restaurants & Leisure 2.8%
901,483	Cheesecake Factory, Inc. (The)(a)(b)	22,221,556
8,517	Pinnacle Entertainment, Inc.(b)	77,334
1,383,199	Texas Roadhouse, Inc.(a)	18,285,891
624,179	Vail Resorts, Inc.(a)	23,587,724

		64,172,505

Household Products 1.1%
549,106	Church & Dwight Co., Inc.	24,270,485

Insurance 3.7%
5,969	Aspen Insurance Holdings Ltd.	137,526
1,273,443	Protective Life Corp.	19,903,914
685,343	StanCorp Financial Group, Inc.(a)	18,894,906
1,082,071	Symetra Financial Corp.	8,818,879
5,503	Validus Holdings Ltd.	137,135
87,937	White Mountains Insurance Group Ltd.	35,680,438
4,666	WR Berkley Corp.(a)	138,533

		83,711,331

Internet & Catalog Retail 0.3%
1,275,543	Vitacost.com, Inc.(a)(b)	6,071,585

Internet Software & Services 0.7%
472,938	Digital River, Inc.(a)(b)	9,804,005
746,184	Monster Worldwide, Inc.(a)(b)	5,357,601

		15,161,606

IT Services 3.2%
289,262	Alliance Data Systems Corp.(a)(b)	26,814,587
4,049	Gartner, Inc.(b)	141,189
407,923	Global Payments, Inc.	16,476,010
605,192	Interxion Holding NV(b)	7,147,317
569,542	Wright Express Corp.(b)	21,665,378

		72,244,481

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Life Sciences Tools & Services 1.2%
942,073	Bruker Corp.(b)	$12,746,248
215,388	Techne Corp.	14,648,538

		27,394,786

Machinery 6.5%
489,349	AGCO Corp.(b)	16,916,795
385,138	CIRCOR International, Inc.	11,311,503
1,081,343	Colfax Corp.(a)(b)	21,908,009
361,278	Crane Co.	12,894,012
390,818	Graco, Inc.	13,342,527
781,425	IDEX Corp.	24,349,203
505,048	Pentair, Inc.(a)	16,166,586
621,358	RBC Bearings, Inc.(b)	21,119,958
342,134	Watts Water Technologies, Inc. (Class A Stock)	9,117,871

		147,126,464

Media 1.1%
559,354	John Wiley & Sons, Inc. (Class A Stock)	24,846,505

Metals & Mining 2.3%
243,764	Compass Minerals International, Inc.	16,278,560
2,233,155	Hecla Mining Co.(a)(b)	11,969,711
483,268	Reliance Steel & Aluminum Co.	16,435,944
2,120,590	US Gold Corp.(a)(b)	8,503,566

		53,187,781

Multiline Retail
4,325	Big Lots, Inc.(b)	150,640

Oil, Gas & Consumable Fuels 3.9%
1,712	Berry Petroleum Co. (Class A Stock)	60,571
377,880	Bill Barrett Corp.(b)	13,694,371
1,047,386	Brigham Exploration Co.(b)	26,456,970
5,031	Carrizo Oil & Gas, Inc.(b)	108,418
7,985	Cobalt International Energy, Inc.(b)	61,564
14,530	James River Coal Co.(b)	92,556
659,530	Patriot Coal Corp.(a)(b)	5,579,624
1,191,093	Quicksilver Resources, Inc.(a)(b)	9,028,485
697,103	Rosetta Resources, Inc.(a)(b)	23,854,865
283,495	Whiting Petroleum Corp.(b)	9,945,005

		88,882,429

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	19

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals 1.7%
389,124	Perrigo Co.	$37,787,832
1,838	Sagent Pharmaceuticals, Inc.(b)	37,201

		37,825,033

Professional Services 2.1%
665,782	Corporate Executive Board Co. (The)	19,840,304
773,136	FTI Consulting, Inc.(a)(b)	28,459,136
1,624	Huron Consulting Group, Inc.(b)	50,555
1,849	IHS, Inc. (Class A Stock)(b)	138,324
4,817	Korn/Ferry International(b)	58,719
4,112	Resources Connection, Inc.	40,215
6,242	Robert Half International, Inc.	132,455

		48,719,708

Real Estate Investment Trusts 6.4%
1,703,242	Capstead Mortgage Corp.	19,655,413
6,638,593	Chimera Investment Corp.(a)	18,388,903
1,771,198	CreXus Investment Corp.	15,728,238
2,158,203	DCT Industrial Trust, Inc.(a)	9,474,511
7,962	Douglas Emmett, Inc.	136,150
3,605	First Potomac Realty Trust	44,955
3,800,228	Hersha Hospitality Trust	13,148,789
4,316,858	MFA Financial, Inc.	30,304,343
414,455	Mid-America Apartment Communities, Inc.	24,958,480
2,018,236	Summit Hotel Properties, Inc.	14,248,746

		146,088,528

Road & Rail 2.0%
2,873	Genesee & Wyoming, Inc. (Class A Stock)(b)	133,652
1,393,673	Heartland Express, Inc.	18,898,206
3,653	JB Hunt Transport Services, Inc.	131,946
537,313	Kansas City Southern(a)(b)	26,844,158

		46,007,962

Semiconductors & Semiconductor Equipment 4.0%
1,326,359	ATMI, Inc.(b)	20,982,999
969,282	Cavium Networks, Inc.(a)(b)	26,180,307
303,108	Hittite Microwave Corp.(b)	14,761,360
20,697	Lattice Semiconductor Corp.(b)	108,659
921,850	Power Integrations, Inc.(a)	28,217,828

		90,251,153

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software 4.7%
923,875	Ariba, Inc.(b)	$25,600,576
15,688	Cadence Design Systems, Inc.(b)	144,957
783,751	CommVault Systems, Inc.(b)	29,045,812
614,248	Informatica Corp.(b)	25,153,456
648,824	Qlik Technologies, Inc.(a)(b)	14,053,528
529,918	SuccessFactors, Inc.(a)(b)	12,182,815

		106,181,144

Specialty Retail 1.7%
1,422,026	Express, Inc.	28,852,907
358,224	Williams-Sonoma, Inc.(a)	11,029,717

		39,882,624

Textiles, Apparel & Luxury Goods 5.1%
297,933	Deckers Outdoor Corp.(a)(b)	27,785,231
947,699	Maidenform Brands, Inc.(b)	22,185,634
450,307	PVH Corp.	26,225,880
373,459	Vera Bradley, Inc.(a)(b)	13,463,197
558,087	Warnaco Group, Inc. (The)(b)	25,722,230

		115,382,172

Thrifts & Mortgage Finance 0.4%
312,986	WSFS Financial Corp.	9,880,968

Wireless Telecommunication Services 3.7%
1,832,545	NTELOS Holdings Corp.	32,491,023
1,499,695	SBA Communications Corp. (Class A Stock)(b)	51,709,483

		84,200,506

	Total long-term investments (cost $2,121,268,168)	2,234,395,221

SHORT-TERM INVESTMENT 16.2%

Affiliated Money Market Mutual Fund
369,321,390	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $369,321,390; includes $335,530,621 of cash collateral received for securities on loan)(c)(d)	369,321,390

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	21

Portfolio of Investments

as of September 30, 2011 continued

Description	Value (Note 1)

Total Investments 114.3% (cost $2,490,589,558; Note 5)	$2,603,716,611
Liabilities in excess of other assets (14.3%)	(325,856,684)

Net Assets 100.0%	$2,277,859,927

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $314,603,329; cash collateral of $335,530,621 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,234,395,221	$—	$—
Affiliated Money Market Mutual Fund	369,321,390	—	—

Total	$2,603,716,611	$—	$—

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2011 was as follows:

Affiliated Money Market Mutual Fund (including 14.7% of collateral received for securities on loan)	16.2%
Healthcare Providers & Services	7.8
Machinery	6.5
Real Estate Investment Trusts	6.4
Textiles, Apparel & Luxury Goods	5.1
Software	4.7
Semiconductors & Semiconductor Equipment	4.0
Oil, Gas & Consumable Fuels	3.9
Insurance	3.7
Wireless Telecommunication Services	3.7
Commercial Banks	3.5
Commercial Services & Supplies	3.5
IT Services	3.2
Hotels, Restaurants & Leisure	2.8
Construction & Engineering	2.6
Food & Staples Retailing	2.6
Food Products	2.5
Metals & Mining	2.3
Capital Markets	2.2
Chemicals	2.1
Communications Equipment	2.1
Professional Services	2.1
Energy Equipment & Services	2.0%
Road & Rail	2.0
Electronic Equipment & Instruments	1.8
Pharmaceuticals	1.7
Specialty Retail	1.7
Healthcare Equipment & Supplies	1.4
Life Sciences Tools & Services	1.2
Diversified Telecommunication Services	1.1
Household Products	1.1
Media	1.1
Electrical Equipment	0.9
Consumer Finance	0.8
Diversified Consumer Services	0.8
Air Freight & Logistics	0.7
Internet Software & Services	0.7
Biotechnology	0.6
Building Products	0.4
Thrifts & Mortgage Finance	0.4
Internet & Catalog Retail	0.3
Aerospace & Defense	0.1

114.3
Liabilities in excess of other assets	(14.3)

100.0%

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	23

Statement of Assets and Liabilities

as of September 30, 2011

Assets
Investments at value, including securities on loan of $314,603,329:
Unaffiliated Investments (cost $2,121,268,168)	$2,234,395,221
Affiliated Investments (cost $369,321,390)	369,321,390
Receivable for investments sold	19,249,199
Receivable for Fund shares sold	13,389,436
Dividends receivable	3,600,727
Prepaid expenses	49,688

Total assets	2,640,005,661

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	335,530,621
Payable for investments purchased	15,510,765
Payable for Fund shares reacquired	8,313,506
Management fee payable	1,328,532
Accrued expenses	864,733
Distribution fee payable	339,460
Affiliated transfer agent fee payable	153,533
Payable to custodian	102,668
Deferred directors’ fees	1,916

Total liabilities	362,145,734

Net Assets	$2,277,859,927

Net assets were comprised of:
Common stock, at par	$1,298,186
Paid-in capital in excess of par	2,387,085,697

2,388,383,883
Undistributed net investment income	3,670,699
Accumulated net realized loss on investment and foreign currency transactions	(227,321,708)
Net unrealized appreciation on investments	113,127,053

Net assets, September 30, 2011	$2,277,859,927

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share
($865,917,030 ÷ 49,805,915 shares of common stock issued and outstanding)	$17.39
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price to public	$18.40

Class B
Net asset value, offering price and redemption price per share
($19,786,122 ÷ 1,524,430 shares of common stock issued and outstanding)	$12.98

Class C
Net asset value, offering price and redemption price per share ($84,750,358 ÷ 6,481,768 shares of common stock issued and outstanding)	$13.08

Class L
Net asset value and redemption price per share ($4,424,651 ÷ 257,925 shares of common stock issued and outstanding)	$17.15
Maximum sales charge (5.75% of offering price)	1.05

Maximum offering price to public	$18.20

Class M
Net asset value, offering price and redemption price per share ($472,116 ÷ 36,431 shares of common stock issued and outstanding)	$12.96

Class Q
Net asset value, offering price and redemption price per share ($108,416,056 ÷ 6,033,839 shares of common stock issued and outstanding)	$17.97

Class R
Net asset value, offering price and redemption price per share ($42,192,438 ÷ 2,456,628 shares of common stock issued and outstanding)	$17.17

Class X
Net asset value, offering price and redemption price per share ($709,996 ÷ 54,246 shares of common stock issued and outstanding)	$13.09

Class Z
Net asset value, offering price and redemption price per share ($1,151,191,160 ÷ 63,167,422 shares of common stock issued and outstanding)	$18.22

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	25

Statement of Operations

Year Ended September 30, 2011

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $103,712)	$27,900,969
Affiliated income from securities loaned, net	1,928,468
Affiliated dividend income	122,590

Total income	29,952,027

Expenses
Management fee	16,792,064
Distribution fee—Class A	3,079,664
Distribution fee—Class B	262,697
Distribution fee—Class C	1,034,836
Distribution fee—Class L	27,850
Distribution fee—Class M	11,955
Distribution fee—Class R	236,868
Distribution fee—Class X	11,271
Transfer agent’s fees and expenses (including affiliated expense of $803,000) (Note 3)	3,637,000
Custodian’s fees and expenses	323,000
Reports to shareholders	240,000
Registration fees	223,000
Directors’ fees	67,000
Legal fees and expenses	60,000
Insurance	44,000
Audit fee	22,000
Miscellaneous	28,544

Total expenses	26,101,749

Net investment income	3,850,278

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	135,198,463
Foreign currency transactions	1,158

135,199,621

Net change in unrealized appreciation (depreciation) on investments	(225,695,536)

Net loss on investments and foreign currency transactions	(90,495,915)

Net Decrease In Net Assets Resulting From Operations	$(86,645,637)

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$3,850,278	$2,131,149
Net realized gain on investment and foreign currency transactions	135,199,621	19,342,291
Net change in unrealized appreciation (depreciation) on investments	(225,695,536)	217,729,929

Net increase (decrease) in net assets resulting from operations	(86,645,637)	239,203,369

Dividends from net investment income (Note 1)
Class A	—	(641,592)
Class Z	(1,004,654)	(2,131,966)

	(1,004,654)	(2,773,558)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,169,673,365	667,271,897
Net asset value of shares issued in reinvestment of dividends	761,026	2,084,595
Cost of shares reacquired	(738,517,335)	(400,145,764)

Net increase in net assets from Fund share transactions	431,917,056	269,210,728

Capital Contributions (Note 6)
Proceeds from regulatory settlement	594,501	350,746

Total increase	344,861,266	505,991,285

Net Assets:
Beginning of year	1,932,998,661	1,427,007,376

End of year(a)	$2,277,859,927	$1,932,998,661

(a) Includes undistributed net investment income of:	$3,670,699	$823,917

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	27

Notes to Financial Statements

Prudential Jennison Small Company Fund, Inc. (the “Fund”) is a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The investment objective of the Fund is to achieve capital growth.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been effected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any

28	Visit our website at www.prudentialfunds.com

recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-ended, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent

Prudential Jennison Small Company Fund, Inc.	29

Notes to Financial Statements

continued

amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees; for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually.

30	Visit our website at www.prudentialfunds.com

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .70% of the average daily net assets of the Fund up to $1 billion and .65% of the average daily net assets of the Fund in excess of $1 billion. The effective management fee rate was .67% of the average daily net assets of the Fund for the year ended September 30, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C, L, M, Q, R, X and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, C, L, M, R, and X shares, pursuant to plans of distribution, (the “Distribution Plans”), regardless of expenses actually incurred by them. The

Prudential Jennison Small Company Fund, Inc.	31

Notes to Financial Statements

continued

distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1%, 1%, .50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of Class R shares.

PIMS has advised the Fund that it received $383,045 in front-end sales charges resulting from sales of Class A shares, during the year ended September 30, 2011. From these fees, PIMS paid such sales charges to affiliated broker/dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2011, it received $37, $50,516, $10,618, $158, and $586 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2011, PIM has been compensated approximately $576,000 for these services.

32	Visit our website at www.prudentialfunds.com

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2011 were $1,511,713,311 and $1,069,369,560, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended September 30, 2011, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $1,158 due to the reclassification of net foreign currency gains. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended September 30, 2011 and 2010, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $1,004,654 and $2,773,558 of ordinary income, respectively.

As of September 30, 2011, the accumulated undistributed earnings on a tax basis was $3,672,614 of ordinary income. This differs from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$2,512,455,265	$329,115,371	$(237,854,025)	$91,261,346

The difference between book basis and tax basis was primarily attributed to deferred losses on wash sales and Lehman Brothers securities adjustment.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2011 of approximately $205,456,000 which expires in 2018. The

Prudential Jennison Small Company Fund, Inc.	33

Notes to Financial Statements

continued

Fund utilized approximately $133,445,000 of its capital loss carryforward to offset net taxable gains realized in the year ended September 30, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class Q, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.5% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class M and Class X shares are sold with a CDSC which declines from 6% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis, approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. In addition, under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund and Class Z shares to Class A or

34	Visit our website at www.prudentialfunds.com

Class Q shares of the Fund. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Prudential Funds. Class X shares are closed to new purchases. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1.25 billion shares of common stock authorized, $.01 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class Q, Class R, Class X and Class Z common stock. Class A and Class Z shares each consist of 275 million authorized shares. Class B shares consist of 75 million authorized shares. Class C shares consist of 100 million authorized shares. Class L, Class M and Class X shares each consist of 25 million authorized shares. Class Q and Class R shares each consist of 225 million authorized shares. As of September 30, 2011, PI owned 50 Class Q shares.

For the fiscal years ended September 30, 2011 and 2010, the Fund received $594,501 and $350,746, respectively, related to settlements of regulatory proceedings involving allegations of improper trading in Fund shares. The amounts relating to a former affiliate and to an unaffiliated-third party were $915,737 and $29,510, respectively. These amounts are presented in the Fund’s Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2011:
Shares sold	16,580,289	$338,813,420
Shares reacquired	(14,404,652)	(293,890,193)

Net increase (decrease) in shares outstanding before conversion	2,175,637	44,923,227
Shares issued upon conversion from Class B, M, X and Z	273,408	5,557,367
Shares reacquired upon conversion into Class Z	(1,068,832)	(23,372,746)

Net increase (decrease) in shares outstanding	1,380,213	$27,107,848

Year ended September 30, 2010:
Shares sold	14,625,249	$240,357,003
Shares issued in reinvestment of dividends	37,870	576,762
Shares reacquired	(11,711,871)	(192,552,785)

Net increase (decrease) in shares outstanding before conversion	2,951,248	48,380,980
Shares issued upon conversion from Class B, M and X	262,166	4,325,768

Net increase (decrease) in shares outstanding	3,213,414	$52,706,748

Prudential Jennison Small Company Fund, Inc.	35

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended September 30, 2011:
Shares sold	233,401	$3,605,927
Shares reacquired	(307,694)	(4,662,269)

Net increase (decrease) in shares outstanding before conversion	(74,293)	(1,056,342)
Shares reacquired upon conversion into Class A	(256,098)	(3,889,482)

Net increase (decrease) in shares outstanding	(330,391)	$(4,945,824)

Year ended September 30, 2010:
Shares sold	252,634	$3,137,995
Shares reacquired	(406,288)	(5,033,266)

Net increase (decrease) in shares outstanding before conversion	(153,654)	(1,895,271)
Shares reacquired upon conversion into Class A	(154,839)	(1,935,704)

Net increase (decrease) in shares outstanding	(308,493)	$(3,830,975)

Class C
Year ended September 30, 2011:
Shares sold	1,266,292	$19,578,455
Shares reacquired	(1,382,086)	(21,254,586)

Net increase (decrease) in shares outstanding before conversion	(115,794)	(1,676,131)
Shares reacquired upon conversion into Class Z	(19,775)	(296,590)

Net increase (decrease) in shares outstanding	(135,569)	$(1,972,721)

Year ended September 30, 2010:
Shares sold	1,570,118	$19,682,186
Shares reacquired	(1,228,249)	(15,283,717)

Net increase (decrease) in shares outstanding	341,869	$4,398,469

Class L
Year ended September 30, 2011:
Shares sold	576	$11,604
Shares reacquired	(39,815)	(795,062)

Net increase (decrease) in shares outstanding	(39,239)	$(783,458)

Year ended September 30, 2010:
Shares sold	1,848	$28,909
Shares reacquired	(59,107)	(965,689)

Net increase (decrease) in shares outstanding	(57,259)	$(936,780)

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Class M	Shares	Amount
Year ended September 30, 2011:
Shares sold	1,384	$20,504
Shares reacquired	(14,390)	(218,877)

Net increase (decrease) in shares outstanding before conversion	(13,006)	(198,373)
Shares reacquired upon conversion into Class A	(79,099)	(1,221,610)

Net increase (decrease) in shares outstanding	(92,105)	$(1,419,983)

Year ended September 30, 2010:
Shares sold	1,383	$16,294
Shares reacquired	(37,022)	(450,506)

Net increase (decrease) in shares outstanding before conversion	(35,639)	(434,212)
Shares reacquired upon conversion into Class A	(125,829)	(1,565,363)

Net increase (decrease) in shares outstanding	(161,468)	$(1,999,575)

Class Q
Period ended September 30, 2011:*
Shares sold	4,572,961	$94,354,960
Shares reacquired	(416,042)	(8,632,619)

Net increase (decrease) in shares outstanding before conversion	4,156,919	85,722,341
Shares issued upon conversion from Class Z	1,876,920	43,826,092

Net increase (decrease) in shares outstanding	6,033,839	$129,548,433

Class R
Year ended September 30, 2011:
Shares sold	1,739,525	$35,214,011
Shares reacquired	(1,206,169)	(24,399,083)

Net increase (decrease) in shares outstanding	533,356	$10,814,928

Year ended September 30, 2010:
Shares sold	1,216,915	$19,956,279
Shares reacquired	(624,318)	(10,218,933)

Net increase (decrease) in shares outstanding	592,597	$9,737,346

Prudential Jennison Small Company Fund, Inc.	37

Notes to Financial Statements

continued

Class X	Shares	Amount
Year ended September 30, 2011:
Shares sold	1,153	$18,251
Shares reacquired	(17,591)	(265,968)

Net increase (decrease) in shares outstanding before conversion	(16,438)	(247,717)
Shares reacquired upon conversion into Class A	(27,814)	(421,063)

Net increase (decrease) in shares outstanding	(44,252)	$(668,780)

Year ended September 30, 2010:
Shares sold	8,068	$109,335
Shares reacquired	(30,883)	(381,641)

Net increase (decrease) in shares outstanding before conversion	(22,815)	(272,306)
Shares reacquired upon conversion into Class A	(66,753)	(824,701)

Net increase (decrease) in shares outstanding	(89,568)	$(1,097,007)

Class Z
Year ended September 30, 2011:
Shares sold	31,594,993	$678,056,233
Shares issued in reinvestment of dividends	38,749	761,026
Shares reacquired	(18,037,508)	(384,398,678)

Net increase (decrease) in shares outstanding before conversion	13,596,234	294,418,581
Shares issued upon conversion from Class A and C	1,036,547	23,669,336
Shares reacquired upon conversion into Class A and Q	(1,887,112)	(43,851,304)

Net increase (decrease) in shares outstanding	12,745,669	$274,236,613

Year ended September 30, 2010:
Shares sold	22,122,429	$383,983,896
Shares issued in reinvestment of dividends	94,832	1,507,833
Shares reacquired	(10,186,071)	(175,259,227)

Net increase (decrease) in shares outstanding	12,031,190	$210,232,502

*	Commenced offering on November 29, 2010.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to

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December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The fund did not utilize the SCA during the year ended September 30, 2011.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements.” The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Jennison Small Company Fund, Inc.	39

Notes to Financial Statements

continued

Note 9. Notice of Dividends to Shareholders

The Fund declared an ordinary income dividend on November 16, 2011 to shareholders of record on November 17, 2011. The ex-dividend date was November 18, 2011. The per share amount declared was as follows:

Ordinary Income
Class A	—
Class B	—
Class C	—
Class L	—
Class M	—
Class R	—
Class Q	$0.08439
Class X	—
Class Z	$0.05175

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.59	$15.21	$17.87	$22.50	$19.73
Income (loss) from investment operations:
Net investment income	.01	.01	.05	.02	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.21)	2.38	(1.66)	(3.80)	3.79
Total from investment operations	(.20)	2.39	(1.61)	(3.78)	3.86
Less Dividends and Distributions:
Dividends from net investment income	-	(.01)	(.07)	(.04)	-
Distributions from net realized gains	-	–	(.98)	(.81)	(1.09)
Total dividends and distributions	-	(.01)	(1.05)	(.85)	(1.09)
Capital Contributions (Note 6)	- (d)	- (d)	-	-	-
Net asset value, end of year	$17.39	$17.59	$15.21	$17.87	$22 .50
Total Return(b):	(1.14)%	15.75%	(6.16)%	(17.31)%	20.16%

Ratios/Supplemental Data:
Net assets, end of year (000)	$865,917	$852,006	$687,776	$756,432	$941,912
Average net assets (000)	$1,026,555	$771,944	$543,722	$879,220	$797,330
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.16%	1.19%	1.23%	1.18% (e)	1.12% (e)
Expenses, excluding distribution and service (12b-1) fees	.86%	.89%	.93%	.90%	.87%
Net investment income	.04%	.04%	.39%	.08%	.32%
For Class A, B, C, L, M, Q, R, X and Z shares:
Portfolio turnover rate	44%	49%	55%	70%	51%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $0.005 per share.

(e) The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% on the average daily net assets of the Class A shares through January 31, 2008.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	41

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.22	$11.49		$13.96	$17.92	$16.04
Income (loss) from investment operations:
Net investment loss	(.10)	(.08)		(.03)	(.10)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	1.81		(1.46)	(3.05)	3.05
Total from investment operations	(.24)	1.73		(1.49)	(3.15)	2.97
Less Distributions:
Distributions from net realized gains	-	-		(.98)	(.81)	(1.09)
Capital Contributions (Note 6)	- (d)	-	(d)	-	-	-
Net asset value, end of year	$12.98	$13.22		$11.49	$13.96	$17.92
Total Return(b):	(1.82)%	15.06%		(7.36)%	(18.22)%	19.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$19,786	$24,523		$24,858	$39,525	$65,430
Average net assets (000)	$26,270	$25,088		$23,894	$52,933	$65,520
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.86%	1.89%		1.93%	1.90%	1.87%
Expenses, excluding distribution and service (12b-1) fees	.86%	.89%		.93%	.90%	.87%
Net investment loss	(.66)%	(.66)%		(.28)%	(.65)%	(.44)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Class C Shares
	Year Ended September 30,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.32	$11.59		$14.01	$17.92	$16.03
Income (loss) from investment operations:
Net investment loss	(.10)	(.08)		(.03)	(.10)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.14)	1.81		(1.41)	(3.00)	3.05
Total from investment operations	(.24)	1.73		(1.44)	(3.10)	2.98
Less Distributions:
Distributions from net realized gains	-	-		(.98)	(.81)	(1.09)
Capital Contributions (Note 6)	- (d)	-	(d)	-	-	-
Net asset value, end of year	$13.08	$13.32		$11.59	$14.01	$17.92
Total Return(b):	(1.80)%	14.93%		(6.91)%	(17.92)%	19.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$84,750	$88,116		$72,707	$88,990	$131,201
Average net assets (000)	$103,484	$80,999		$59,309	$110,816	$111,147
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.86%	1.89%		1.93%	1.90%	1.87%
Expenses, excluding distribution and service (12b-1) fees	.86%	.89%		.93%	.90%	.87%
Net investment loss	(.66)%	(.66)%		(.30)%	(.65)%	(.40)%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	43

Financial Highlights

continued

Class L Shares
	Year Ended September 30,					March 2, 2007(a) through September 30,
	2011(b)	2010(b)		2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$17.38	$15.06		$17.76	$22.37	$20.09
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.03)		.02	(.03)	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.20)	2.35		(1.70)	(3.77)	2.23
Total from investment operations	(.23)	2.32		(1.68)	(3.80)	2.28
Less Dividends and Distributions:
Dividends from net investment income	-	-		(.04)	-	-
Distributions from net realized gains	-	-		(.98)	(.81)	-
Total dividends and distributions	-	-		(1.02)	(.81)	-
Capital Contributions (Note 6)	- (e)	-	(e)	-	-	-
Net asset value, end of period	$17.15	$17.38		$15.06	$17.76	$22.37
Total Return(c):	(1.32)%	15.41%		(6.63)%	(17.48)%	11.35%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,425	$5,166		$5,336	$7,234	$10,783
Average net assets (000)	$5,570	$5,264		$4,688	$9,085	$11,345
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.36%	1.39%		1.43%	1.40%	1.37%	(f)
Expenses, excluding distribution and service (12b-1) fees	.86%	.89%		.93%	.90%	.87%	(f)
Net investment income (loss)	(.15)%	(.16)%		.20%	(.15)%	.37%	(f)

(a) Inception date of Class L shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Less than $0.005 per share.

(f) Annualized.

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Class M Shares
	Year Ended September 30,					March 2, 2007(a) through September 30,
	2011(b)	2010(b)		2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.23	$11.47		$13.94	$17.91	$16.14
Income (loss) from investment operations:
Net investment loss	(.10)	(.08)		(.02)	(.11)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.17)	1.84		(1.47)	(3.05)	1.78
Total from investment operations	(.27)	1.76		(1.49)	(3.16)	1.77
Less Distributions:
Distributions from net realized gains	-	-		(.98)	(.81)	-
Capital Contributions (Note 6)	- (f)	-	(f)	-	-	-
Net asset value, end of period	$12.96	$13.23		$11.47	$13.94	$17.91
Total Return(c):	(2.04)%	15.34%		(7.40)%	(18.28)%	10.97%

Ratios/Supplemental Data:
Net assets, end of period (000)	$472	$1,701		$3,327	$6,882	$20,457
Average net assets (000)	$1,195	$2,462		$3,658	$11,781	$24,257
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.86%	1.89%		1.93%	1.90%	1.87%	(e)
Expenses, excluding distribution and service (12b-1) fees	.86%	.89%		.93%	.90%	.87%	(e)
Net investment loss	(.63)%	(.65)%		(.24)%	(.68)%	(.12)%	(e)

(a) Inception date of Class M shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	45

Financial Highlights

continued

Class Q Shares
	November 29, 2010(a) through September 30, 2011(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$20.00
Income (loss) from investment operations:
Net investment income	.09
Net realized and unrealized loss on investment and foreign currency transactions	(2.13)
Total from investment operations	(2.04)
Capital Contributions (Note 6)	.01
Net asset value, end of period	$17.97
Total Return(c):	(10.15)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$108,416
Average net assets (000)	$50,032
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.72%	(e)
Expenses, excluding distribution and service (12b-1) fees	.72%	(e)
Net investment income	.47%	(e)

(a) Inception date of Class Q shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

See Notes to Financial Statements.

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Class R Shares
	Year Ended September 30,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$17.40	$15.08		$17.75	$22.36	$19.67
Income (loss) from investment operations:
Net investment income (loss)	(.03)	(.03)		.02	(.03)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.21)	2.35		(1.67)	(3.77)	3.76
Total from investment operations	(.24)	2.32		(1.65)	(3.80)	3.78
Less Dividends and Distributions:
Dividends from net investment income	-	-		(.04)	-	-
Distributions from net realized gains	-	-		(.98)	(.81)	(1.09)
Total dividends and distributions	-	-		(1.02)	(.81)	(1.09)
Capital Contributions (Note 6)	.01	-	(e)	-	-	-
Net asset value, end of year	$17.17	$17.40		$15.08	$17.75	$22.36
Total Return(b):	(1.32)%	15.38%		(6.48)%	(17.48)%	19.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$42,192	$33,461		$20,069	$14,967	$12,701
Average net assets (000)	$47,374	$26,819		$13,468	$15,274	$ 6,377
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.36%	1.39%		1.43%	1.40%	1.37%
Expenses, excluding distribution and service (12b-1) fees	.86%	.89%		.93%	.90%	.87%
Net investment income (loss)	(.17)%	(.16)%		.16%	(.13)%	.12%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average net assets of the Class R shares.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	47

Financial Highlights

continued

Class X Shares
	Year Ended September 30,					March 2, 2007(a) through September 30,
	2011(b)	2010(b)		2009(b)	2008(b)	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.34	$11.57		$14.02	$17.92	$16.14
Income (loss) from investment operations:
Net investment loss	(.10)	(.08)		(.03)	(.07)	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.15)	1.85		(1.44)	(3.02)	1.79
Total from investment operations	(.25)	1.77		(1.47)	(3.09)	1.78
Less Distributions:
Distributions from net realized gains	-	-		(.98)	(.81)	-
Capital Contributions (Note 6)	- (e)	-	(e)	-	-	-
Net asset value, end of period	$13.09	$13.34		$11.57	$14.02	$17.92
Total Return(c):	(1.87)%	15.30%		(7.18)%	(17.87)%	11.03%

Ratios/Supplemental Data:
Net assets, end of period (000)	$710	$1,314		$2,176	$3,540	$5,984
Average net assets (000)	$1,127	$1,629		$2,191	$4,796	$6,266
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.86%	1.89%		1.93%	1.68%	1.87%	(f)
Expenses, excluding distribution and service (12b-1) fees	.86%	.89%		.93%	.90%	.87%	(f)
Net investment loss	(.65)%	(.65)%		(.28)%	(.44)%	(.14)%	(f)

(a) Inception date of Class X shares.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Less than $0.005 per share.

(f) Annualized.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2011(a)	2010(a)	2009(a)	2008(a)	2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$18.38	$15.91	$18.62	$23.42	$20.49
Income (loss) from investment operations:
Net investment income	.07	.06	.09	.08	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)	2.46	(1.72)	(3.97)	3.88
Total from investment operations	(.15)	2.52	(1.63)	(3.89)	4.02
Less Dividends and Distributions:
Dividends from net investment income	(.02)	(.05)	(.10)	(.10)	-
Distributions from net realized gains	-	-	(.98)	(.81)	(1.09)
Total dividends and distributions	(.02)	(.05)	(1.08)	(.91)	(1.09)
Capital Contributions (Note 6)	.01	- (d)	-	-	-
Net asset value, end of year	$18.22	$18.38	$15.91	$18.62	$23.42
Total Return(b):	(.77)%	15.92%	(5.89)%	(17.14)%	20.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,151,191	$926,711	$610,758	$575,095	$674,364
Average net assets (000)	$1,252,954	$754,132	$452,879	$659,205	$460,435
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.86%	.89%	.93%	.90%	.87%
Expenses, excluding distribution and service (12b-1) fees	.86%	.89%	.93%	.90%	.87%
Net investment income	.33%	.34%	.67%	.36%	.62%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Jennison Small Company Fund, Inc.	49

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Small Company Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Small Company Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2011

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Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end (September 30, 2011) as to the federal income tax status of dividends paid during such year. We are advising you that during its year ended September 30, 2011, the Fund paid an ordinary income dividend of $0.020 per share for Class Z, which is taxable as such.

For the year ended September 30, 2011, the Fund designates the maximum amount allowable under Section 854 of the Internal Revenue Code but not less than the following percentages of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Small Company Fund	100%	100%

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2011.

Prudential Jennison Small Company Fund, Inc.	51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Jennison Small Company Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996, Richard A. Redeker, 1995; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Jennison Small Company Fund, Inc.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1998; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Small Company Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Small-Cap Core Funds Performance Universe) was in the second quartile over the one-, three-, five- and 10-year periods. The Board also noted that the Fund outperformed its benchmark index over all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those

Prudential Jennison Small Company Fund, Inc.

Approval of Advisory Agreements (continued)

rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Small Company Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON SMALL COMPANY FUND, INC.

SHARE CLASS	A	B	C	L	M	Q	R	X	Z
NASDAQ	PGOAX	CHNDX	PSCCX	N/A	JSCMX	PJSQX	JSCRX	N/A	PSCZX
CUSIP	74441N101	74441N200	74441N309	74441N606	74441N705	74441N887	74441N507	74441N804	74441N408

MF109E    0213408-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2011 and September 30, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,000 and $21,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)  (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Small Company Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	November 21, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	November 21, 2011